Exhibit 10.5

          INVESTMENT LETTER AND SUBSCRIPTION AGREEMENT

                                                 ________ Shares of Common Stock

                                                $________ Total Purchase Price

Board of Directors
Renewable Energy Acquisition Corp.
10935 57th Ave. No.
Plymouth, Minnesota 55442

Gentlemen:

I desire to purchase from Renewable Energy Acquisition Corp. ("the Company") ________ common shares (the "Shares") upon the terms and conditions set forth below:

     THE COMMON STOCK OF RENEWABLE ENERGY ACQUISITION CORP., DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this "Agreement") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("Act"), OR QUALIFIED UNDER THE STATE
SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

     This Agreement shall constitute the irrevocable offer of the undersigned to purchase, in the amounts and subject to the terms set forth in this Agreement, the Shares of Renewable Energy Acquisition Corp., a Nevada corporation (the "Company"), at a purchase price of $0.02 per share. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, I acknowledge that I understand that the Company is relying on the accuracy and completeness hereof in complying with my obligations under applicable securities laws.

     On the foregoing, I am hereby agreed as follows:

     1. SUBSCRIPTION. I hereby irrevocably subscribe for the purchase of the Shares for $_____, the consideration for which shall be the forgiveness and conversion of $______ of the principal amount owed to me by the Company pursuant to that certain promissory note dated June 29, 2007. Acceptance of this Subscription Agreement by the company shall constitute acceptance of my offer to convert said $_____ of principal owed to me into ________ common shares of the company.

     I am tendering to the Company one signed copy of this Agreement.
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     2. GENERAL  REPRESENTATIONS OF SUBSCRIBER.  I hereby represent and warrants as follows:

     (a) I am over the age of 18 years;

     (b) I acknowledge that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Securities;

     (c) I understand an investment in the Securities is highly speculative and involves a high degree of risk.

     (d) I have been fully informed to my complete satisfaction concerning the organizational aspects, business, current operations, finances, and all other matters which I consider significant for the purpose of making an investment decision with respect to the Company. I have had the opportunity of discussing the Company and its affairs with members of management, of reviewing such documents and records as I consider appropriate, and have received all information which I have requested with respect to the Company. I am aware of the Company's current limited cash position, and I am aware that the Company is in the early developmental stage and has suffered substantial losses. I am fully aware of all of the risks involved in this investment.

     (e) I understand that the Company has generated no profits to date and that there is no assurance that the Company will be profitable in the future. I have been afforded access to such information concerning the Company as has been requested and such materials were sufficient to enable me to arrive at a reasoned investment decision with respect to an investment in the Securities.

     (f) I, either alone or with the assistance of one or more advisers engaged by me, have such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

     (g) I have no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

     (h) I was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement;

     (i) I have adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which I hereby subscribe. I am able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur; and

     (j) I acknowledge that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment may be refunded without payment of interest and without deduction of expenses.

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
     3. REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. I represent that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that I have no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. I understand that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make me an "underwriter" within the meaning of the Act. I acknowledge that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

     4. ACCREDITED INVESTOR STATUS. I represent and warrant that I am an "accredited Investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933.

     5. INDEMNITY. I hereby agree to indemnify the Company and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorney's fees) incurred on account of or arising out of:

     (a) any inaccuracy in my declarations, representations, and warranties set forth herein or made by me to the Company in connection with my subscription;

     (b) the disposition of any portion of the securities which it will receive, contrary to my declarations, representations, and warranties set forth herein; and

     (c) any action, suit, or proceeding based on (i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any of the securities or any part hereof.

     6. MISCELLANEOUS. I further understand, acknowledge, and agree that:

     (a) This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or the holder's attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

     (b) This Agreement shall be construed in accordance with and governed by the laws of the state of Minnesota.

     (c) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

     (d) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state securities laws.

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
     (e) The undersigned will hold title to the securities as follows:

     ____  Community Property                             ____ Tenants in Common

     ____  Joint Tenants, with Right of Survivorship      ____ Separate Property

     ____  Other ______________________________________________________
                (Single Person, Trust, Corporation, Etc., Please Indicate)

     DATED this _____ day of _____________ 2009.


---------------------------------   --------------------------------------------
Tax Identification Number or        Type or Print Name of Subscriber(s) in exact
Social Security Number              Form to be used on Records of the Company

Address:

---------------------------------   --------------------------------------------
Number and Street                   Signature

---------------------------------   --------------------------------------------
City, State, and Postal Code        Signature of Joint Subscriber, If Any

                                    Date:
---------------------------------   --------------------------------------------
Country

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                           ACCEPTANCE OF SUBSCRIPTION

     The foregoing is hereby accepted this ______ day of ___________________
2009.

                                 RENEWABLE ENERGY ACQUISITION CORP.


                                 By___________________________________
                                       Duly Authorized Officer

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